SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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American Natural Energy Corporation
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American Natural Energy Corporation
6100 South Yale – Suite 300
Tulsa, Oklahoma 74136

Notice of Annual Meeting of Shareholders
November 30, 2010

Notice is hereby given that the Annual Meeting of Shareholders of American Natural Energy Corporation will be held at the offices of the company at 6100 South Yale – Suite 300, Tulsa, Oklahoma, on Tuesday, November 30, 2010, at 10:00AM, local time, for the following purposes:

1. To elect four (4) directors of our company to hold office until the next Annual Meeting of Shareholders in 2011 and until their respective successors are elected and qualified;

2. To ratify the appointment of MaloneBailey LLP as our independent registered public accountants, and

3. To transact such other business as may properly come before the meeting, or any adjournments thereof.

Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice. Only holders of shares of our Common Stock of record at the close of business on October 12, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

We hope that all of our shareholders who can conveniently do so will attend the Meeting. Shareholders who do not expect to be able to attend the Meeting are requested to mark, date and sign the enclosed proxy and return the same in the enclosed addressed envelope which is intended for your convenience.

Steven P. Ensz, Secretary

Dated: October 20, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders
to be held on November 30, 2010

The Proxy Statement and 2009 Annual Report on Form 10-K are available on the internet at:
http://www.annrg.com/annualmeetinginformation.pdf

AMERICAN NATURAL ENERGY CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

THE MEETING

The enclosed proxy is solicited by the Board of Directors of American Natural Energy Corporation, an Oklahoma corporation from the holders of shares of Common Stock, $0.001 par value (“Common Stock”) to be voted at our Annual Meeting of Shareholders (the “Meeting”) to be held at our offices at 6100 South Yale – Suite 300, Tulsa, Oklahoma, on Tuesday, November 30, 2010, at 10:00AM, local time, and at any adjournments thereof.

The only business which the Board of Directors intends to present or knows that others will present at the Meeting is (i) the election of four (4) Directors of our company to hold office until the next Annual Meeting of Shareholders in 2011 and until their successors have been elected and qualified, and (ii) to ratify the appointment of MaloneBailey LLP as our independent registered public accountants. Management does not know of any other business to be brought before the Meeting but it is intended that as to any other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder. If proxies in the enclosed form are properly executed and returned, the Common Stock represented thereby will be voted at the Meeting in accordance with the shareholder’s direction. Any shareholder giving a proxy has the power to revoke it at any time before the proxy is voted by revoking it in writing, by executing a later dated proxy or appearing at the Meeting and voting in person. Any writing revoking a proxy should be addressed to Steven P. Ensz, Secretary of our company, at the address set forth below.

The Directors to be elected at the Meeting will be elected by a plurality of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because Directors will be elected by a plurality of votes cast. The affirmative vote of the holders of shares representing a majority in voting power of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote is necessary for approval of the proposal to ratify the appointment of MaloneBailey LLP as our independent registered public accountants.

Special Note Regarding Reverse Stock Split Effective on or About October 27, 2010: On or about October 27, 2010, a one for ten reverse stock split of our authorized and outstanding shares of Common Stock will become effective. On that date, each ten issued and outstanding shares of our Common Stock will automatically, without further action on our part or any stockholder, be reclassified and converted into one share of our Common Stock. All numbers of shares in this Notice and Proxy Statement are presented before reflecting the effects of that reverse stock split.

You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting. You can always change your vote at the Meeting.

If you are a registered stockholder (meaning your name is included on the security holder file maintained by our transfer agent, Computershare Trust Co. N.A.), you can vote in person or by using the internet or telephone as instructed on the Notice of Availability or by completing, signing, dating and returning your proxy card in the enclosed envelope.

Without your instructions, your broker or nominee is permitted to use its own discretion and vote your shares on certain routine matters (such as Item 2. ratify the appointment of MaloneBailey LLP as our independent registered public accountants). Unless otherwise specified, proxies in the enclosed form will be voted in favor of Item 2. Brokers are no longer permitted to vote your shares for the election of Directors and therefore we urge you to give voting instructions to your broker on Item 1. Election of Directors. Shares that are not permitted to be voted by your broker are called “broker non-votes.” Broker non-votes are not considered votes for or against a proposal and therefore will have no direct impact on Proposal 1. There are no Items requiring the affirmative vote of a majority of our outstanding shares, however, if there were such a proposal, a non-vote would have the same effect as a vote against the proposal.

PROXY VOTING OPTIONS
YOUR VOTE IS IMPORTANT!

THE FOLLOWING INSTRUCTIONS APPLY ONLY TO PERSONS HOLDING THEIR SHARES IN THEIR NAME. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKERAGE FIRM OR OTHER NOMINEE, DO NOT USE THE FOLLOWING INSTRUCTIONS. YOU WILL RECEIVE INSTRUCTIONS FROM THE BANK, BROKERAGE FIRM OR OTHER NOMINEE THAT YOU MUST FOLLOW IN ORDER TO HAVE YOUR SHARES VOTED.

INTERNET VOTING– Access “www.investorvote.com/ANRU” and follow the on-screen instructions. Have your proxy card available when you access the web page and use your Identification Number shown on your proxy card. Please view the proxy materials first.
TELEPHONE VOTING– Call toll-free 1-800-652-VOTE (8683) in the United States US Territories or Canada at any time on any touch-tone telephone and follow the instructions on the recorded message. Have your proxy card available when you call and use your Identification Number shown on your proxy card. Please view the proxy materials first.

Vote online/phone until 10:00 AM CT on November 26, 2010.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

TO VIEW THE PROXY MATERIALS – The Notice of Meeting and Proxy Statement and annual report on Form 10-K can be viewed at www.annrg.com/annualmeetinginformation.pdf

TO REQUEST COPIES OF THE PROXY MATERIALS – Go to information@annrg.com.

Have your proxy card or voting instruction form in hand and follow the instructions.

Please note that if your shares are held by a bank, brokerage firm or other nominee, and you decide to attend and vote at the annual meeting, your vote in person at the annual meeting will not be effective unless you present a legal proxy, issued in your name from your bank, brokerage firm, or other holder of record.

Whether or not you expect to personally attend the Annual Meeting, we urge you to vote your shares by phone, via the internet or by signing, dating and returning the enclosed proxy card. Voting early will ensure the presence of a quorum at the meeting and will save our company the expense and extra work of possible additional solicitation. An addressed envelope, postage paid if mailed in the United States, is enclosed if you wish to vote your shares by returning your completed proxy card by mail. Submitting your proxy now will not prevent you from voting at the meeting, as your vote by proxy is revocable at your option as set out below.

Voting by the internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the internet or telephone, you help us reduce postage and proxy tabulation costs.

Only holders of record of our Common Stock as of the close of business on October 12, 2010 are entitled to vote at the Meeting or any adjournments thereof. On such date, we had outstanding voting securities consisting of 134,306,080 shares of Common Stock, each of which shares is entitled to one (1) vote on all proposals submitted to a vote of shareholders at the Meeting. Under our By-laws, except as otherwise provided by statute or by our Certificate of Incorporation, a quorum of shareholders at all meetings constitutes no less than one-third of our shares issued and outstanding as of the Record Date, present in person or represented by a proxy.

Our principal executive office address and the location of the Meeting is 6100 South Yale – Suite 300, Tulsa, Oklahoma. Our telephone number of our principal executive office is (918) 481-1440.

This Proxy Statement and the enclosed Form of Proxy will be made available on our website or mailed to our shareholders on or about October 20, 2010.

Item 1.	ELECTION OF DIRECTORS

At the Meeting, it is proposed to elect four (4) Directors to hold office until the next Annual Meeting of Shareholders in 2011 and until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the four nominees hereinafter named. If, for any reason, any of said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the other nominees and may be voted for a substitute nominee designated by the Board of Directors.

Each nominee has indicated that he is willing and able to serve as a Director if elected, and, accordingly, the Board of Directors does not have in mind any substitute.

The nominees as Director and their age are as follows:

Name	Age
Michael K. Paulk	61
Steven P. Ensz	58
William A. Grant III	55
Ben Shelton	53

Michael K. Paulk: Mr. Paulk was elected as a director and appointed the President and Chief Executive Officer of our company in July 2001. From October 1994 to January 2001, when it was sold to Chesapeake Energy Corporation, Mr. Paulk was the President and a Director of Gothic Energy Corporation, which during his tenure was engaged in the acquisition, development, exploration and production of natural gas and oil. Mr. Paulk has been involved in the oil and gas industry for more than thirty years. Our Board of Directors believes that this experience as well as his employment with our company since 2001 qualifies him for election to our Board of Directors.

Steven P. Ensz: Mr. Ensz has been Vice-President, Finance and Chief Financial Officer and Secretary and a Director of our company since July 2001. He is a certified public accountant and is responsible for all of our company’s financial disclosure and reporting. From March 1998 to January 2001, he held a similar position with Gothic Energy Corporation and from July 1991 to February 1998, he was Vice-President, Finance of Anglo-Suisse, Inc., an oil and natural gas exploration and producing company. Mr. Ensz has held various positions within the energy industry, including President of Waterford Energy, an independent oil and gas producer, for more than 25 years. Our Board of Directors believes that this experience as well as his employment with our company since 2001 qualifies him for election to our Board of Directors.

William A. Grant III: Mr. Grant has held various leadership roles in the banking and insurance industries for the past 23 years. Mr. Grant began his career in a position in Bank of Oklahoma’s management training program and advanced to the position of Vice President -energy lending. Subsequent to his tenure at Bank of Oklahoma, he joined F&M Bank until he purchased an interest and took the reins as President of the The Holmes Organization in 1997.

Ben Shelton: Mr. Shelton has been involved in oil and gas land and acquisition management since graduating from Oklahoma Panhandle State University in 1979. With a Bachelor Degree in Business Administration, his career moved from Phillips Petroleum Company to positions of increasing responsibility with Andover Oil Company, ALN Resources, Inc. and Gothic Energy Corporation where he served as Vice President of Land and Acquisitions.  From June 2001 through January 2007 Mr. Shelton was Manager of Land and Acquisitions for American Natural Energy Corporation and since February 2007 has been a Land Advisor with Broad Oak Energy, Inc. Our Board of Directors believes that his background in the oil and natural gas exploration and production industry and his familiarity with our company qualifies Mr. Shelton for election to our Board of Directors.

Executive Officers

The current executive officers of our company are the following:

Name	Position
Michael K. Paulk	President and Director
Steven P. Ensz	Vice President, Finance and Chief
Financial Officer

The employment background and ages of Messrs. Paulk and Ensz are described above.

Director and Officer Securities Reports

The U.S. Federal securities laws require our Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any of its equity securities. Copies of such reports are required to be furnished to us. To our knowledge, based solely on a review of the copies of such reports and other information furnished to us, all persons subject to these reporting requirements filed the required reports on a timely basis with respect to the year ended December 31, 2009.

Executive Compensation

The following table sets forth the compensation of our principal executive officer and all of our other executive officers for the two fiscal years ended December 31, 2009 who received total compensation exceeding $100,000 for the year ended December 31, 2009 and who served in such capacities at December 31, 2009.

SUMMARY COMPENSATION TABLE
Annual Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael K.	2009	$150,000	-0-	-0-	$97,491	-0-	-0-	-0-	$247,491
Paulk,	2008	$150,000	-0-	-0-	-0-	-0-	-0-	-0-	$150,000
President
and CEO(2)
Steven P.	2009	$150,000	-0-	-0-	$97,491	-0-	-0-	-0-	$247,491
Ensz	2008	$150,000	-0-	-0-	-0-	-0-	-0-	-0-	$150,000
Executive
Vice
President
and CFO(2)

(1)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FASB ASC 718. See Note 1 to Notes to Financial Statements for the year ended December 31, 2009.

(2)	Messrs. Paulk and Ensz are also Directors of our company; however they receive no additional compensation for serving in those capacities.

We do not have any employment contracts with any of our executive officers or other significant employees.

Outstanding Equity Awards at December 31, 2009.

The following table provides information with respect to our named executive officers above regarding outstanding equity awards held at December 31, 2009.

	Option Awards				Stock Awards

Name	Number of	Equity	Option	Option	Number	Market	Equity	Equity Incentive
	securities	Incentive Plan	Exercise	Expiration	of shares	value of	Incentive Plan	Plan Awards:
	underlying	Awards:	Price	Date	or units	shares or	Awards:	Market or payout
	unexercised	Number of	($)		of Stock	units of	Number of	value of Unearned
	Options	Securities			held that	Stock	Unearned	Shares, Units or
		Underlying			have not	held that	Shares, Units	Other Rights That
	(#)	Unexercised			vested	have not	or Other	Have Not Vested
	Exercisable/	Unearned			(#)	vested	Rights That	($)
	Unexercisable	Options (#)			(g)	($)	Have Not
						(h)	Vested
							(#)	(j)
(i)
(a)	(b-c)	(d)	(e)	(f)
Michael K. Paulk	1,500,000	-0-	0.09	9/8/14	-0-	-0-	-0-	-0-
Steven P. Ensz	1,500,000	-0-	0.09	9/8/14	-0-	-0-	-0-	-0-

Director Compensation

The following table provides information with respect to compensation of our Directors during the year ended December 31, 2009. The compensation paid to our named executive officers who are also Directors is reflected in the Summary Compensation Table above.

Name	Fees	Stock	Option	Non-Equity	Non-Qualified	All Other	Total
	earned or	Awards	Awards	Incentive Plan	Deferred	Compensation
	paid in			Compensation	Compensation
	cash	($)(1)	($)(1)	($)	Earnings	($)	($)
($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Brian E. Bayley(2)	-0-	-0-	$6,500	-0-	-0-	-0-	$6,500
John K. Campbell(2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
William A. Grant III	-0-	-0-	$6,500	-0-	-0-	-0-	$6,500

(1)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FASB ASC 718. See Note 1 to Notes to Financial Statements for the year ended December 31, 2009.

(2)	Messrs. Bailey and Campbell are not standing for re-election as Directors at the Meeting.

Our Directors do not receive any cash compensation for serving in that capacity; however, they are reimbursed for their out-of-pocket expenses in attending meetings. Pursuant to the terms of our 2001 Stock Incentive Plan, each non-employee Director who is first elected or appointed after February 1, 2002 automatically receives an option grant for 50,000 shares on the date such person joins the Board. In addition, on the date of each annual stockholder meeting, provided such person has served as a non-employee Director for at least six months, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares. Each such option has a term of ten years, subject to earlier termination following such person's cessation of Board service, and is subject to certain vesting provisions.

Meetings of the Board of Directors, Committees and Rights of Representation On the Board of Directors

Board of Directors. Our Board of Directors held one meeting during the year ended December 31, 2009. Each of our Directors participated in the meeting of the Board and of each committee of the board of which he is a member. In the opinion of our Board of Directors, Messrs. Bayley and Campbell, as outgoing directors, and Messrs. Grant and Shelton, as continuing or nominee directors, are independent directors as defined under the rules relating to the NASDAQ Stock Market. Mr. Paulk serves as both the President of our company and in the capacity of a lead Director, subject in that capacity, however, to the entire Board of Directors. We have no independent lead Director in view of the stage of development of our revenues, scope of exploration and development activities and financial condition. The Board attempts to exert risk oversight in connection with its review and approval of proposed transactions we seek to enter into which is consistent with the Board’s leadership structure. Our Board views good corporate governance and ethical business conduct as an integral component to the success of our company and to meet responsibilities to shareholders.

None of our Directors are directors of other issuers required to file periodic reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

By virtue of the small scale of our business activities, we do not provide our new or existing board members with either formal orientation or continuing education. New Board members are provided with information respecting the functioning of our Board and committees, copies of our corporate governance policies, access to our recent, publicly filed documents and internal information, and access to management. Our Board members are encouraged to communicate with management, auditors and technical consultants; to keep themselves current with industry trends and developments and changes in legislation with management’s assistance; and to attend related industry seminars and visit our operations.

Audit Committee. As of October 12, 2010, the Record Date, our Audit Committee consists of Messrs. Brian E. Bailey (Chairman) and John K. Campbell. Messrs. Bailey and Campbell are not standing for re-election as Directors and subsequent to November 30, 2010, Messrs. Grant and Shelton will constitute our Audit Committee. Under our Audit Committee Charter, our Audit Committee’s responsibilities include, among other responsibilities, the appointment, compensation and oversight of the work performed by our independent auditor, the adoption and assurance of compliance with a pre-approval policy with respect to services provided by the independent auditor, at least annually, obtain and review a report by our independent auditor as to relationships between the independent auditor and our company so as to assure the independence of the independent auditor, review the annual audited and quarterly financial statements with our management and the independent auditor, and discuss with the independent auditor their required disclosure relating to the conduct of the audit. The Audit Committee met four times during the year ended December 31, 2009.

On March 31, 2010, our Audit Committee discussed our audited financial statements with management and also discussed with MaloneBailey LLP, our independent registered accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 and received the written disclosures and the letter from MaloneBailey LLP as required by Independence Standards Board Standard No. 1. It also discussed with MaloneBailey LLP its independence as auditor. Based on that review and those discussions, our Audit Committee recommended that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Our Audit Committee Charter, as adopted on April 22, 2004, was attached as Annex A to our Proxy Statement dated June 14, 2004. The Charter describes the nature and scope of the duties and responsibilities of the Audit Committee.

Our Board of Directors has determined that the Board does not have an Audit Committee Financial Expert serving on its Audit Committee. We do not have an Audit Committee Financial Expert serving on our Audit Committee because at this time the limited magnitude of our revenues and operations does not, in the view of the Board of Directors, justify or require that we obtain the services of a person having the attributes required to be an Audit Committee Financial Expert on our Board of Directors and Audit Committee. Our Board of Directors may in the future determine that a member elected to the Board in the future has the attributes to be determined to be an Audit Committee Financial Expert.

Nominating Committee. We do not have a standing nominating committee. Under the rules of the TSX Venture Exchange on which our shares of Common Stock are listed, we are not required to have such a committee. Our Board of Directors is of the view that because of the limited magnitude of our revenues and operations at this time, it is appropriate for us not to have a nominating committee. Each Director of our company has the opportunity to participate in the consideration of nominees for election as Directors and to suggest prospective nominees. The Board of Directors has not adopted a charter for a nominating committee.

We have not adopted a policy with regard to the consideration of candidates for nomination for election as Directors. Because of the limited magnitude of our revenues and operations at this time, our Board of Directors believes it is appropriate for us not to have such a policy.

Our entire Board considers not less than annually the performance of each of our officers and Directors with a view to determining whether they are performing effectively.

Compensation Committee. Our Board of Directors has not appointed a compensation committee.

Our full Board of Directors acts on matters involving the compensation of our executive officers and employees and the grant of options under our option plan. Executive officers who are Directors whose compensation is being considered do not participate in board or committee actions regarding their compensation. The Board of Directors seeks to assure that our executive officers are adequately and fairly compensated and that their compensation is competitive with other similar-sized companies in the oil and gas exploration and production industry and, at the same time, reflecting their individual performance and responsibilities within our company. To date, the Board has compensated executive officers primarily through the payment of salaries. We do not have any employment agreements with our executive officers.

Communicating With the Board of Directors

Shareholders or other interested parties may communicate with the entire Board of Directors, specified individual Directors, or certain Directors as a group by writing to the secretary of the Company at 6100 South Yale – Suite 300, Tulsa, OK 74136. All such correspondence will be forwarded to the specified Director or group of Directors.

We urge but do not require Board members to attend annual meetings of shareholders. All of our Directors attended our annual meeting of shareholders held on January 21, 2009 in Tulsa, Oklahoma, including Messrs. Bayley and Campbell who attended by telephone.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 4, 2006, we entered into a note payable with Mr. Paulk, an officer of our company, in the amount of $198,000. During 2006 an additional $10,000 was loaned to our company while $12,000 was repaid. During 2008, an additional $67,000 was loaned to us while $70,000 was repaid. During 2009, an additional $43,000 was loaned to us and the note was repaid in full in September 2009.

We paid Mr. Paulk $16,000 in interest in 2009 on the loans provided to us.

All transactions between us and our subsidiaries with any of our officers and Directors is subject to approval by a majority of our Directors having no interest in the transaction. The transaction will be reviewed prior to being entered into on the basis of whether the transaction is on terms substantially equivalent to the terms that would exist between us and a non-affiliated person. Transactions with our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions are subject to the standards set forth in our written Code of Ethics.

ITEM 2.	RATIFY THE APPOINTMENT OF MALONEBAILEY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee and Board of Directors has selected MaloneBailey LLP as our independent registered public accounting firm for the year ended December 31, 2009. MaloneBailey LLP audited our financial statements for the year ended December 31, 2009. Our Audit Committee and Board of Directors recommend that you ratify this appointment and the Board intends to introduce a resolution at the Meeting to ratify this appointment.

We do not expect a representative of MaloneBailey LLP to be present at the Meeting and to be available to respond to appropriate questions or make a statement if they desire to do so.

The Board of Directors recommends that you vote FOR this Item 2.

2008 and 2009 Audit and Related Fees

The following sets forth fees we incurred for services provided by MaloneBailey LLP for the years ended December 31, 2009, and 2008, our independent registered public accountants at those year ends.

	Audit Fees	Audit	Tax Fees
		Related Fees
2009	$79,000	--	-
2008	$109,000	--	-

Our Board of Directors believes that the provision of the services during the years ended December 31, 2009 and December 31, 2008 is compatible with maintaining the independence of MaloneBailey LLP. Our Audit Committee approves before the engagement the rendering of all audit and non-audit services provided to our company by our independent auditor. Engagements to render services are not entered into pursuant to any pre-approval policies and procedures adopted by the Audit Committee. The services provided by MaloneBailey LLP included under the caption Audit Fees include services rendered for the audit of our annual financial statements, the review of our quarterly financial reports, the issuance of consents, and assistance with review of documents filed with the Securities and Exchange Commission.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 12, 2010 (a) by each person who is known by us to own beneficially more than five percent (5%) of our common shares, (b) by each of our Directors and officers and nominees for Director, and (c) by all Directors and officers as a group. As of October 12, 201, we had 134,306,080 common shares outstanding.

		Percentage of
	Number of Shares	Outstanding
Name and Address (1)(2)	Owned	Shares(3)

Michael K. Paulk	3,678,875(4)	2.7%

Steven P. Ensz	7,148,313(5)	5.3%

Brian E. Bayley	4,245,625(6)	3.2%
Suite 300 - 570 Granville Street
Vancouver, BC V6C 3P1

John K. Campbell	65,528	*
750 West Pender Street - Suite 710
Vancouver, BC V6C 2T7

		Percentage of
	Number of Shares	Outstanding
Name and Address (1)(2)	Owned	Shares(3)

William A. Grant (7)	933,333	0.7%
1350 S. Boulder, Suite 1000
Tulsa, OK 74119

Ben Shelton	1,000,000	0.7%
812 Crane Dr.
Coppell, TX 75019

TransAtlantic Petroleum Corp(8)	2,237,136(9)	1.7%
1550, 340 - 12th Avenue, SW
Calgary, Alberta T2R 1L5

All Directors and officers as a group (4 persons)	16,041,674	11.9%

Goodman & Company, Investment Counsel Ltd.	13,105,727(10)	9.9%
One Adelaide Street East, 29th Floor
Toronto, Ontario M5C 2V9
Canada
* Less than 1%.

(1)	This tabular information is intended to conform with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 relating to the determination of beneficial ownership of securities. The tabular information gives effect to the exercise of warrants or options exercisable within 60 days of the date of this table owned in each case by the person or group whose percentage ownership is set forth opposite the respective percentage and is based on the assumption that no other person or group exercise their option.
(2)	Unless otherwise indicated, the address for each of the above is c/o American Natural Energy Corporation, 6100 South Yale, Suite 300, Tulsa, Oklahoma 74136.
(3)	The percentage of outstanding shares calculation is based upon 134,306,080 shares outstanding as of October 12, 2010, except as otherwise noted.
(4)	Includes 1,500,000 shares issuable at an exercise price of $0.09 on exercise of an option.
(5)	Includes 1,500,000 shares issuable at an exercise price of $0.09 on exercise of an option.
(6)	Excludes 60,000 shares held by Mr. Bayley’s wife and 50,000 shares held by a trust for the benefit of Mr. Bayley’s minor children, as to all of which Mr. Bayley disclaims a beneficial interest. Includes 100,000 shares issuable at an exercise price of $0.09 on exercise of an option.
(7)	Includes 100,000 shares issuable at an exercise price of $0.09 on exercise of an option.
(8)	TransAtlantic is a corporation whose shares are publicly traded on the Toronto Stock Exchange and AMEX under the symbols TNP and TAT, respectively. Its Directors are Malone Mitchell 3rd , Matthew McCann, Michael Winn, Brian Bayley, Scott Larsen, Mel Riggs, Bob G. Alexander and Alan C. Moon.
(9)	Includes 2,237,136 shares held by TransAtlantic. Mr. Bayley, one of our Directors, is also a Director of TransAtlantic and also disclaims a beneficial interest in the shares.
(10)	Based on the Schedule 13G dated Deember 31, 2009 and filed with the Securities and Exchange Commission on January 27, 2010. Held within mutual funds or other client accounts managed by Goodman & Company, Investment Counsel Ltd., acting as investment counsel and portfolio manager.

GENERAL

Submission of Shareholders’ Proposals for 2011 Annual Meeting

Any proposals which shareholders intend to present for a vote of shareholders at our 2011 Annual Meeting and which such shareholders desire to have included in our proxy statement and form of proxy relating to that meeting must be sent to our executive office and received by us not later than a reasonable time before we begin to print and send out our proxy materials.

Other Matters

The cost of soliciting proxies will be borne by our company. In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and we will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

Our Annual Report on Form 10-K for the year ended December 31, 2009, including financial statements, is being mailed to shareholders herewith. However, that report is not part of the proxy soliciting information and is not incorporated herein by reference.

By Order of the Board of Directors

Steven P. Ensz, Secretary
Dated: October 20, 2010

FORM OF PROXY

American Natural Energy Corporation
6100 South Yale - Suite 300
Tulsa, Oklahoma 74136
This Proxy Is Solicited On Behalf Of The Board Of Directors

The undersigned hereby appoints Michael K. Paulk and Steven P. Ensz, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of American Natural Energy Corporation held of record by the undersigned on December 8, 2008 at the Annual Meeting of Shareholders to be held on November 30, 2010 or any adjournment thereof.

1.	Election of Directors

	[ ]	For all nominees listed below (except as marked to contrary below)

	[ ]	Withhold Authority to vote for all nominees listed below

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

Michael K. Paulk
Steven P. Ensz
William A. Grant
Ben Shelton

2.	Ratification of the appointment of accountants:

[ ]	For

[ ]	Against

[ ]	Abstain

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposal 2.

Please sign EXACTLY as name appears below. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope. Please mail to:

Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	_______________ , 2010
_____________________________
Signature - Title (if required)
_____________________________
Signature (if held jointly)